UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—13.3%
Auto Components—1.1%
Lear Corp.	202,080	$31,106,174
Automobiles—0.6%
Ferrari NV	125,070	15,796,341
Entertainment—2.7%
Activision Blizzard, Inc.	465,440	21,987,385
Twenty-First Century Fox, Inc., Cl. B	1,092,630	53,604,428

		75,591,813
Hotels, Restaurants & Leisure—2.8%
Domino’s Pizza, Inc.	121,270	34,407,937
McDonald’s Corp.	248,420	44,412,528

		78,820,465
Media—1.1%
Sirius XM Holdings, Inc.	5,238,240	30,538,939
Specialty Retail—3.9%
Home Depot, Inc. (The)	292,800	53,737,584
Ross Stores, Inc.	280,430	25,833,212
TJX Cos., Inc. (The)	548,280	27,265,964

		106,836,760
Textiles, Apparel & Luxury Goods—1.1%
Kering SA	57,880	29,091,634
Consumer Staples—2.6%
Beverages—1.0%
PepsiCo, Inc.	243,673	27,454,637
Tobacco—1.6%
Altria Group, Inc.	905,570	44,689,879
Energy—6.6%
Oil, Gas & Consumable Fuels—6.6%
Chevron Corp.	541,092	62,036,198
ConocoPhillips	456,320	30,888,301
Marathon Petroleum Corp.	466,820	30,931,493
Suncor Energy, Inc.	905,830	29,276,425
Valero Energy Corp.	325,950	28,624,929

		181,757,346
Financials—22.9%
Capital Markets—5.6%
Bank of New York
Mellon Corp. (The)	495,750	25,937,640

	Shares	Value
Capital Markets (Continued)
CME Group, Inc., Cl. A	189,240	$34,494,667
Intercontinental Exchange, Inc.	404,410	31,042,512
Northern Trust Corp.	316,430	27,991,398
S&P Global, Inc.	188,200	36,068,530

		155,534,747
Commercial Banks—5.9%
East West Bancorp, Inc.	509,290	25,627,473
Huntington Bancshares, Inc.	3,579,830	47,396,949
JPMorgan Chase & Co.	874,920	90,554,220

		163,578,642
Insurance—4.7%
Fidelity National Financial, Inc.	642,120	23,219,059
Marsh & McLennan Cos., Inc.	678,590	59,844,852
Prudential Financial, Inc.	508,100	46,816,334

		129,880,245
Real Estate Investment Trusts (REITs)—6.7%
American Tower Corp.	266,550	46,070,502
EPR Properties	467,390	34,147,513
Lamar Advertising Co., Cl. A	522,911	38,930,724
Prologis, Inc.	607,898	42,042,226
SL Green Realty Corp.	280,910	25,964,511

		187,155,476
Health Care—13.4%
Health Care Equipment & Supplies—1.3%
Stryker Corp.	206,620	36,689,513
Health Care Providers & Services—5.5%
HCA Healthcare, Inc.	268,890	37,491,333
Humana, Inc.	125,910	38,904,931
UnitedHealth Group, Inc.	279,920	75,634,384

		152,030,648
Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.	501,060	38,105,613

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Life Sciences Tools & Services (Continued)
Lonza Group AG1	71,173	$18,808,082

		56,913,695
Pharmaceuticals—4.5%
Pfizer, Inc.	2,211,520	93,879,024
Zoetis, Inc., Cl. A	370,640	31,934,343

		125,813,367
Industrials—9.7%
Aerospace & Defense—4.5%
Airbus SE	197,190	22,685,867
Boeing Co. (The)	154,250	59,481,885
Lockheed Martin Corp.	144,850	41,961,597

		124,129,349
Commercial Services & Supplies—2.2%
KAR Auction Services, Inc.	826,888	43,006,445
Republic Services, Inc., Cl. A	224,480	17,219,861

		60,226,306
Machinery—1.2%
Illinois Tool Works, Inc.	256,100	35,165,091
Road & Rail—1.8%
Union Pacific Corp.	308,570	49,084,230
Information Technology—24.2%
Communications Equipment—1.3%
Motorola Solutions, Inc.	303,560	35,489,200
IT Services—6.3%
Accenture plc, Cl. A	262,790	40,351,404
DXC Technology Co.	368,490	23,627,579
Mastercard, Inc., Cl. A	287,060	60,606,978
Visa, Inc., Cl. A	366,290	49,452,813

		174,038,774
Semiconductors & Semiconductor
Equipment—4.6%
Applied Materials, Inc.	616,230	24,082,269
ASML Holding NV	100,370	17,567,761
Broadcom, Inc.	144,600	38,788,950
NVIDIA Corp.	49,060	7,052,375
Texas Instruments, Inc.	410,740	41,353,303

		128,844,658

	Shares	Value
Software—6.8%
Intuit, Inc.	227,270	$49,049,411
Microsoft Corp.	1,342,502	140,197,484

		189,246,895
Technology Hardware, Storage &
Peripherals—5.2%
Apple, Inc.	712,670	118,616,795
NetApp, Inc.	419,830	26,772,559

		145,389,354
Materials—1.6%
Chemicals—1.6%
Eastman Chemical
Co.	550,620	44,390,984
Utilities—3.4%
Electric Utilities—2.8%
Duke Energy Corp.	516,030	45,297,114
Evergy, Inc.	585,620	33,567,738

		78,864,852
Independent Power and Renewable Electricity
Producers—0.6%
NRG Energy, Inc.	402,570	16,469,139

Total Common Stocks
(Cost $2,236,868,706)		2,710,619,153

Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $51,324,377)	51,324,377	51,324,377
Total Investments, at Value (Cost $2,288,193,083)	99.5%	2,761,943,530
Net Other Assets (Liabilities)	0.5	14,407,087

Net Assets	100.0%	$2,776,350,617

2        OPPENHEIMER RISING DIVIDENDS FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	14,450,579	159,190,106	122,316,308	51,324,377

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$51,324,377	$190,519	$—	$—

3        OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Rising Dividends Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

4        OPPENHEIMER RISING DIVIDENDS FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

5        OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$338,690,492	$29,091,634	$—	$367,782,126
Consumer Staples	72,144,516	—	—	72,144,516
Energy	181,757,346	—	—	181,757,346
Financials	636,149,110	—	—	636,149,110
Health Care	352,639,141	18,808,082	—	371,447,223
Industrials	245,919,109	22,685,867	—	268,604,976
Information Technology	673,008,881	—	—	673,008,881
Materials	44,390,984	—	—	44,390,984
Utilities	95,333,991	—	—	95,333,991
Investment Company	51,324,377	—	—	51,324,377

Total Assets	$2,691,357,947	$70,585,583	$—	$2,761,943,530

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

6        OPPENHEIMER RISING DIVIDENDS FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

7        OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

8        OPPENHEIMER RISING DIVIDENDS FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019